Exhibit 10.3

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

GARRETT MOTION INC.,

CENTERBRIDGE CREDIT PARTNERS MASTER, L.P.,

CENTERBRIDGE SPECIAL CREDIT PARTNERS III-FLEX, L.P.,

OCM OPPS GTM HOLDINGS, LLC,

OAKTREE VALUE OPPORTUNITIES FUND HOLDINGS, L.P.,

OAKTREE PHOENIX INVESTMENT FUND, L.P.,

OAKTREE OPPORTUNITIES FUND XB HOLDINGS (DELAWARE), L.P.

AND THE OTHER STOCKHOLDERS OF GARRETT MOTION INC. SIGNATORIES HERETO

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS

SECTION 1.01.	Defined Terms	1

SECTION 1.02.	Other Interpretive Provisions	7

ARTICLE II

REGISTRATION RIGHTS

SECTION 2.01.	Demand Registration	7

SECTION 2.02.	Shelf Registration	10

SECTION 2.03.	Limitations on Registration	12

SECTION 2.04.	Piggyback Registration	12

SECTION 2.05.	Lock-Up Periods	14

SECTION 2.06.	Registration Procedures	15

SECTION 2.07.	Underwritten Offerings	21

SECTION 2.08.	No Inconsistent Agreements	22

SECTION 2.09.	Registration Expenses	23

SECTION 2.10.	Indemnification	24

SECTION 2.11.	Rules 144 and 144A and Regulation S	26

SECTION 2.12.	Opt-Out	26

ARTICLE III

TRANSFER

SECTION 3.01.	Transfer of Registration Rights	27

ARTICLE IV

MISCELLANEOUS

SECTION 4.01.	Effectiveness	27

SECTION 4.02.	Registrable Securities	27

SECTION 4.03.	Existing Registration Statements	28

i

Schedule A	Additional Investor Notice Schedule

ii

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April 30, 2021, by and among Garrett Motion Inc., a Delaware corporation (the “Issuer”), Centerbridge Credit Partners Master, L.P., Centerbridge Special Credit Partners III-Flex, L.P., (together, the “Centerbridge Investors”), OCM Opps GTM Holdings, LLC, Oaktree Value Opportunities Fund Holdings, L.P., Oaktree Phoenix Investment Fund, L.P., and Oaktree Opportunities Fund Xb Holdings (Delaware), L.P. (collectively, the “Oaktree Investors”), the Additional Investors (as defined below) and the Accredited Investor Parties (as defined below).

WITNESSETH:

WHEREAS, the Issuer and the Investors (as defined below) are entering into this Agreement in accordance with and pursuant to the Plan of Reorganization (the “Plan”) of the Issuer and certain of its debtor subsidiaries under Chapter 11 of Title 11 of the United States Code approved by the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”);

WHEREAS, pursuant to the Plan, the Issuer shall issue to the Investors shares of Series A Cumulative Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”);

WHEREAS, the Series A Preferred Stock shall be convertible into shares of the Issuer’s Common Stock, par value $0.001 per share (the “Common Stock”), in accordance with its terms; and

WHEREAS, in connection with the effectiveness of the Plan (the date of such effectiveness, the “Plan Effective Date”), the Issuer has agreed to provide the Investors with certain registration rights as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Accredited Investor Eligible Holder” means any Person (other than Centerbridge, Oaktree or any of the Additional Investors) who is an “accredited investor” within the meaning of Rule 501 under Regulation D of the Securities Act and who becomes the Beneficial Owner of Series A Shares on the Plan Effective Date pursuant to the offering of rights to subscribe for and acquire Series A Preferred Stock on the Plan Effective Date in accordance with the procedures with respect to the “Accredited Investor Rights Offering” authorized pursuant to the Order (I) Approving the Disclosure Statement and Form and Manner of Notice of Disclosure Statement Hearing; (II) Establishing a Voting Record Date for the Plan; (III) Approving Solicitation Packages and Procedures for the Distribution Thereof; (IV) Approving the Forms of Ballots; (V) Establishing Procedures for Voting on the Plan; and (VI) Establishing Notice and Objection Procedures for the Confirmation of the Plan entered by the Bankruptcy Court on March 11, 2021.

“Accredited Investor Parties” means the Accredited Investor Eligible Holders that become a party hereto in accordance with Section 4.01.

“Additional Investors” means Attestor Value Master Fund LP, Baupost Group Securities, L.L.C., Cyrus Capital Partners, L.P., FIN Capital Partners LP, Hawk Ridge Capital Management LP, Keyframe Capital Partners, L.P., Newtyn Management, LLC, Sessa Capital IM, L.P. and Whitebox Multi-Strategy Partners, L.P.

“Adverse Disclosure” means public disclosure of MNPI that, in the Board’s good faith judgment, after consultation with independent outside counsel to the Issuer, (i) would be required to be made in any Registration Statement or report filed with the SEC by the Issuer so that such Registration Statement or report would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such Registration Statement; and (iii) the Issuer has a bona fide business purpose for not disclosing publicly.

“Affiliate” has the meaning specified in Rule 12b-2 under the Exchange Act; provided, that no Investor shall be deemed an Affiliate of the Issuer or any of its subsidiaries for purposes of this Agreement.

“Agreement” has the meaning set forth in the Preamble.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 2.02(a).

“Bankruptcy Court” has the meaning set forth in the Recitals.

“Beneficial Owner” and “beneficially own” and similar terms have the meaning set forth in Rule 13d-3 under the Exchange Act; provided, however, that no Investor shall be deemed to beneficially own any securities of the Issuer held by any other Investor solely by virtue of the provisions of this Agreement (other than this definition).

“Block Trade” means an offering and/or sale of Registrable Securities off of an effective Shelf Registration Statement by one or more of the Investors on a block trade or underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including a same day trade, overnight trade or similar transaction.

“Board” means the board of directors of the Issuer.

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks located in New York, New York or Rolle, Switzerland are required or authorized by law to be closed.

“Centerbridge Investors” has the meaning set forth in the Preamble.

“Chosen Court” has the meaning set forth in Section 4.06(b).

“Common Shares” means shares of Common Stock.

“Common Stock” has the meaning set forth in the Recitals.

“Demand Notice” has the meaning set forth in Section 2.01(e).

“Demand Period” has the meaning set forth in Section 2.01(d).

“Demand Registration” has the meaning set forth in Section 2.01(a)(i).

“Demand Registration Statement” has the meaning set forth in Section 2.01(a)(ii).

“Demand Suspension” has the meaning set forth in Section 2.01(f).

“Demanding Investor” has the meaning set forth in Section 2.01(a)(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Investors” means (i) the Centerbridge Investors, (ii) the Oaktree Investors, (iii) the Additional Investors, (iv) the Accredited Investor Parties and (v) any Person who succeeds to rights hereunder pursuant to Section 3.01.

“Issuer” has the meaning given to the term in the Preamble.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Issuer Public Sale” has the meaning set forth in Section 2.04(a).

“Law” with respect to any Person, means (a) all provisions of all laws, statutes, ordinances, rules, regulations, permits, certificates or orders of any governmental authority applicable to such Person or any of its assets or property or to which such Person or any of its assets or property is subject, and (b) all judgments, injunctions, orders and decrees of any governmental authority in proceedings or actions in which such Person is a party or by which it or any of its assets or properties is or may be bound or subject.

“Lock-Up Securities” has the meaning set forth in Section 2.05(a).

“Long-Form Registration Statement” has the meaning set forth in Section 2.01(a)(i).

“Loss” or “Losses” has the meaning set forth in Section 2.10(a).

“Majority Participating Investors” means the Participating Investors Beneficially Owning Registrable Securities representing at least a majority of the voting power of the Registrable Securities Beneficially Owned by such Participating Investors.

“Material Adverse Change” means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States; (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or Switzerland; (iii) a material outbreak or escalation of armed hostilities or other international or national calamity involving the United States or Switzerland or the declaration by the United States or Switzerland of a national emergency or war or a change in national or international financial, political or economic conditions; and (iv) any event, change, circumstance or effect that is or is reasonably likely to be materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise), operations, results of operations or prospects of the Issuer and its subsidiaries taken as a whole.

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the Exchange Act, which shall in any case include the receipt of the notice of a Registration or any offering of Registrable Securities pursuant to this Agreement and the information contained in such notice.

“Oaktree Investors” has the meaning set forth in the Preamble.

“Opt-Out Request” has the meaning set forth in Section 2.12(b).

“Participating Investor” means, with respect to any Registration, any Investor of Registrable Securities covered by the applicable Registration Statement.

“Permitted Transferee” has the meaning set forth in the Series A Investor Rights Agreement.

“Person” means an individual, corporation, association, limited liability company, partnership, estate, trust, joint venture, unincorporated organization or a government or any agency or political subdivision thereof.

“Piggyback Eligible Investor” means the Centerbridge Investors, the Oaktree Investors and the Additional Investors.

“Piggyback Registration” has the meaning set forth in Section 2.04(a).

“Plan” has the meaning set forth in the Recitals.

“Plan Effective Date” has the meaning set forth in the Recitals.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including pre- and post-effective amendments to such Registration Statement, and all other material incorporated by reference in such prospectus.

“Registrable Securities” means any (a) Series A Shares issued to the relevant Investor on the Plan Effective Date pursuant to the Plan or (b) Common Shares (i) issued to the relevant Investor on the Plan Effective Date pursuant to the Plan, (ii) issued or issuable upon conversion of such Series A Shares and (iii) issued in respect of the securities described in clause (a) or clause (b)(i) or (ii) by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction; provided, that any such Series A Shares or Common Shares, as applicable, shall irrevocably cease to be Registrable Securities to the extent: (v) such Registrable Securities have been disposed of pursuant to an effective Registration Statement, (w) such Registrable Securities have been disposed of pursuant to Rule 144; (x) such Registrable Securities shall have been otherwise transferred and are represented by certificates or book-entries not bearing a legend restricting transfer under the Securities Act; (y) with respect to Registrable Securities held by an Investor, such Investor and its Affiliates are able to dispose of all of their Registrable Securities without volume or manner of sale restrictions pursuant to Rule 144; or (z) the date on which the Registrable Securities cease to be outstanding.

“Registration” means a registration with the SEC of the Issuer’s securities for offer and sale to the public under a Registration Statement. The terms “Register” and “Registered” shall have a correlative meaning.

“Registration Expenses” has the meaning set forth in Section 2.09(a).

“Registration Statement” means any registration statement of the Issuer filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Required Additional Investors” means, at any relevant time, the Additional Investors Beneficially Owning Registrable Securities representing at least a majority of the voting power of the Registrable Securities Beneficially Owned by the Additional Investors.

“Required Investors” means an Investor or Investors Beneficially Owning, in the aggregate, Registrable Securities representing not less than seven and one half percent (7.5%) of, at the relevant time, the issued and outstanding Common Shares, after giving effect to the conversion of the Series A Preferred Stock.

“Rule 144” means Rule 144 promulgated under the Securities Act (or any successor rule then in effect).

“Rule 158” means Rule 158 promulgated under the Securities Act (or any successor rule then in effect).

“Rule 405” means Rule 405 promulgated under the Securities Act (or any successor rule then in effect).

“Rule 415” means Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Series A Investor Rights Agreement” means the Series A Investor Rights Agreement, dated as of April 30, 2021, by and among the Issuer, the Centerbridge Investors, the Oaktree Investors and the Additional Investors, as the same may be amended from time to time in accordance with the terms thereof.

“Series A Preferred Stock” has the meaning set forth in the Recitals.

“Series A Shares” means shares of Series A Preferred Stock.

“Shares” means Common Shares and Series A Shares.

“Shelf Notice” has the meaning set forth in Section 2.02(a).

“Shelf Period” has the meaning set forth in Section 2.02(b).

“Shelf Registration” means a Registration effected pursuant to Section 2.02.

“Shelf Registration Statement” means a Registration Statement of the Issuer filed with the SEC for an offering to be made on a continuous basis pursuant to Rule 415 covering the Registrable Securities, as applicable.

“Shelf Suspension” has the meaning set forth in Section 2.02(c).

“Short-Form Registration Statement” has the meaning set forth in Section 2.01(a)(i).

“Suspension” means either a Demand Suspension or a Shelf Suspension.

“Takedown Notice” has the meaning set forth in Section 2.02(d).

“Underwritten Offering” means a discrete registered offering of securities of the Issuer conducted by one or more underwriters pursuant to the terms of an underwriting agreement, including, for the avoidance of doubt, any Block Trade undertaken on an underwritten basis.

“WKSI” has the meaning set forth in Section 2.02(a).

SECTION 1.02. Other Interpretive Provisions. The meanings of defined terms are equally applicable to the singular and plural forms thereof.

(a) The words “hereof”, “herein”, “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection, Section, Exhibit, Schedule and Annex references are to this Agreement unless otherwise specified.

(b) The term “including” is not limiting and means “including without limitation.”

(c) Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

ARTICLE II

REGISTRATION RIGHTS

SECTION 2.01. Demand Registration.

(a) Demand by the Investors.

(i) The Required Investors may make a written request to the Issuer for Registration of all or part of the Registrable Securities held by such Required Investors (A) on Form S-1 or any similar long-form Registration Statement (a “Long-Form Registration Statement”), or (B) on Form S-3 or any similar short-form Registration Statement (a “Short-Form Registration Statement”) if the Issuer is then qualified to use such short form. Any such requested Registration shall hereinafter be referred to as a “Demand Registration,” and any Investor requesting such Demand Registration shall hereinafter be referred to as a “Demanding Investor.” Each request for a Demand Registration shall specify the aggregate amount of Registrable Securities to be Registered and the intended methods of disposition thereof.

(ii) Unless there is a currently effective Shelf Registration Statement covering such Registrable Securities on file with the SEC then, within (A) sixty (60) days in the case of a request for a Long-Form Registration Statement or (B) thirty (30) days in the case of a request for a Short-Form Registration Statement, the Issuer shall file a Registration Statement relating to such Demand Registration (a “Demand Registration Statement”), and shall use its reasonable best efforts to cause such Demand Registration Statement to become effective under the Securities Act.

(b) Limitation on Demand Registrations. The aggregate number of Demand Registrations using a Long-Form Registration Statement that may be requested by the Investors shall not exceed four (4). The Investors may request an unlimited number of Demand Registrations using a Short-Form Registration Statement.

(c) Demand Withdrawal. A Demanding Investor and any other Investor that has requested its Registrable Securities be included in a Demand Registration pursuant to Section 2.01(e) may withdraw all or any portion of its Registrable Securities included in a Demand Registration from a Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement. Upon receipt of a notice to such effect from the Demanding Investor with respect to all of the Registrable Securities included by such Investor in such Demand Registration, the Issuer shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement and such Registration nonetheless shall be deemed a Demand Registration with respect to the Demanding Investor for purposes of Section 2.01(b) unless (i) the withdrawing Demanding Investor shall have paid or reimbursed the Issuer for its pro rata share of all reasonable and documented out-of-pocket fees and expenses incurred by the Issuer in connection with the Registration of such Demanding Investor’s withdrawn Registrable Securities (based on the number of securities the Demanding Investor sought to Register, as compared to the total number of securities included on such Demand Registration Statement) or (ii) the withdrawal is made following the occurrence of a Material Adverse Change or because the Registration would require the Issuer to make an Adverse Disclosure.

(d) Effective Registration. The Issuer shall be deemed to have effected a Demand Registration if the Demand Registration Statement has become effective and remains effective for not less than one hundred eighty (180) days (or such shorter period as shall terminate when all Registrable Securities covered by such Demand Registration Statement have been sold or withdrawn), or if such Registration Statement relates to an Underwritten Offering, such longer period as, in the opinion of counsel for the underwriter or underwriters, a Prospectus is required by law, to be delivered in connection with sales of Registrable Securities by an underwriter or dealer (the applicable period, the “Demand Period”). No Demand Registration shall be deemed to have been effected if (i) during the Demand Period such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court or (ii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement by the Demanding Investor.

(e) Demand Notice. Promptly upon receipt of any request for a Demand Registration pursuant to Section 2.01(a)(i) (but in no event more than five (5) Business Days thereafter), the Issuer shall deliver a written notice (a “Demand Notice”) of any such Registration request to all other Investors (which notice shall state that the material terms of such proposed Registration, to the extent known, as well as the identity of the Demanding Investor, are available upon request), and subject to Sections 2.01(f) and 2.01(h), the Issuer shall include in such Demand Registration all such Registrable Securities with respect to which the Issuer has received written requests for inclusion therein within ten (10) Business Days after the date that the Demand Notice has been delivered to the relevant Investor. All requests made pursuant to this Section 2.01(e) shall specify the aggregate amount of Registrable Securities of the requesting Investor to be Registered and the intended method of distribution of such securities.

(f) Delay in Filing; Suspension of Registration. If the Issuer determines in good faith that the filing, initial effectiveness or continued use of a Demand Registration Statement at any time would require the Issuer to make an Adverse Disclosure, the Issuer may, upon giving prompt written notice of such action to the Investors, delay the filing or initial effectiveness of, or suspend use of, the Demand Registration Statement (a “Demand Suspension”); provided, that the Issuer shall not be permitted to exercise a Suspension (other than a Shelf Suspension relating to a post-effective amendment to a Shelf Registration Statement required to update such Shelf Registration Statement pursuant to Section 10(a)(3) of the Securities Act) (i) more than twice during any twelve (12)-month period, or (ii) for a period exceeding sixty (60) days on any one occasion. In the case of a Demand Suspension, the Investors agree to suspend use of the applicable Prospectus and any Issuer Free Writing Prospectuses in connection with any sale or purchase, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Issuer shall immediately notify the Investors upon the termination of any Demand Suspension, amend or supplement the Prospectus or any Issuer Free Writing Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Investors such numbers of copies of the Prospectus as so amended or supplemented or any Issuer Free Writing Prospectus as the Investors may reasonably request. The Issuer shall, if necessary, supplement or make amendments to the Demand Registration Statement, if required by the registration form used by the Issuer for the Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Demanding Investor.

(g) Underwritten Offering. If the expected aggregate gross proceeds of an offering of Registrable Securities are at least fifty million U.S. dollars ($50,000,000), the Demanding Investor may request that such offering be in the form of an Underwritten Offering, and such Demanding Investor shall have the right to select the managing underwriter or underwriters to administer the offering; provided, that (i) such managing underwriter or underwriters shall be reasonably acceptable to the Issuer and the Majority Participating Investors and (ii) the Issuer shall have the right to select at least one (1) of the joint bookrunning managers. Notwithstanding the foregoing, in no event shall the Issuer be required to effect more than one (1) Underwritten Offering (regardless of whether such Underwritten Offering is requested pursuant to this Section 2.01(g), pursuant to Section 2.02(d) or pursuant to Section 2.02(e)) in any ninety (90)-day period.

(h) Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter or underwriters of a proposed Underwritten Offering of the Registrable Securities included in a Demand Registration advise the Board in writing that, in its or their opinion, the number of securities requested to be included in such Demand Registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Demand Registration shall be allocated, (i) first, if applicable, pro rata between the Participating Investors based on the relative number of Registrable Securities then held by each Participating Investor and (ii) second, and only if all of the Registrable Securities referred to in clause (i) have been included, the number of Registrable Securities that the Issuer proposes to include in such Registration that, in the opinion of the managing underwriter or underwriters can be sold without having such adverse effect.

SECTION 2.02. Shelf Registration.

(a) Accredited Investor Parties Shelf Filing. As promptly as practicable on or after the Plan Effective Date (and in no event later than five (5) Business Days following the Plan Effective Date), the Issuer shall deliver a written notice (the “Shelf Notice”) to all Accredited Investor Eligible Holders regarding (i) their ability to become Accredited Investor Parties in accordance with Section 4.01 and (ii) if they become Accredited Investor Parties, to participate in a Shelf Registration Statement relating to the offer and sale of all Registrable Securities by the Investors from time to time in accordance with the methods of distribution elected by such Investors and set forth in the Shelf Registration Statement. The Issuer shall use its reasonable best efforts to, as promptly as practicable (taking into account the need to provide Accredited Investor Eligible Holders a reasonable opportunity to respond to the Shelf Notice and in any event no later than thirty (30) days following the Plan Effective Date), prepare and file with the SEC a Shelf Registration Statement relating to the offer and sale of all Registrable Securities by the Investors from time to time in accordance with the methods of distribution elected by such Investors and set forth in the Shelf Registration Statement and, as promptly as practicable thereafter, shall use its reasonable best effort to cause such Shelf Registration Statement to become effective under the Securities Act on the earliest date practicable. If, at the time of filing a Shelf Registration Statement pursuant to this Section 2.02(a), the Issuer shall be a well-known seasoned issuer (as defined in Rule 405) (a “WKSI”), such Shelf Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405) (an “Automatic Shelf Registration Statement”).

(b) Continued Effectiveness. The Issuer shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by the applicable Investors until the earlier of (i) the date as of which all Registrable Securities have been sold pursuant to such Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) and (ii) the date as of which each of the Participating Investors with respect to such Shelf Registration Statement no longer holds its Registrable Securities (such period of effectiveness, the “Shelf Period”). The Issuer shall use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405)) during the period during which an Automatic Shelf Registration Statement is required to remain effective. If the Issuer does not pay the filing fee covering the Registrable Securities at the time such Automatic Shelf Registration Statement is filed, the Issuer agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If such Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year the Issuer shall refile an Automatic Shelf Registration Statement covering the Registrable Securities registered on such expired Automatic Shelf registration Statement. If at any time when the Issuer is required to re-evaluate its WKSI status the Issuer determines that it is not a WKSI, the Issuer shall use its reasonable best efforts to refile such Shelf Registration Statement as a Short-Form Registration Statement or, if the Issuer is not eligible to use a Short-Form Registration Statement, as a Long-Form Registration Statement, and keep such Registration Statement effective during the Shelf Period.

(c) Suspension of Registration. If the Issuer determines in good faith that the continued use of such Shelf Registration Statement at any time would require the Issuer to make an Adverse Disclosure, the Issuer may, upon giving, to the extent practicable, at least ten (10) days’ prior written notice of such action to the Investors (or, in the case of a Block Trade, upon receipt of notice of such Block Trade pursuant to Section 2.02(e)), suspend use of the Shelf Registration Statement (a “Shelf Suspension”); provided, that the Issuer shall not be permitted to exercise a Suspension (other than a Shelf Suspension relating to a post-effective amendment to a Shelf Registration Statement required to update such Shelf Registration Statement pursuant to Section 10(a)(3) of the Securities Act) (i) more than twice during any twelve (12)-month period, or (ii) for a period exceeding sixty (60) days on any one occasion. In the case of a Shelf Suspension, the Investors agree to suspend use of the applicable Prospectus and any Issuer Free Writing Prospectuses in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Issuer shall immediately notify the Investors upon the termination of any Shelf Suspension, amend or supplement the Prospectus or any Issuer Free Writing Prospectus, if necessary, so it does not contain any material misstatement or omission and furnish to the Investors such numbers of copies of the Prospectus as so amended or supplemented or any Issuer Free Writing Prospectus as the Investors may reasonably request. The Issuer shall, if necessary, supplement or make amendment to such Shelf Registration Statement, if required by the registration form used by the Issuer for such Shelf Registration or by the instruction applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Investors.

(d) Underwritten Offering. If the expected aggregate gross proceeds of an offering of Registrable Securities are at least fifty million U.S. dollars ($50,000,000), and the Required Investors (to the extent such Required Investors are named as selling security holders in the Shelf Registration Statement) so elect, such offering may be in the form of an Underwritten Offering, the Issuer shall amend or supplement the Shelf Registration Statement for such purpose and such Required Investors shall have the right to select the managing underwriter or underwriters to administer such offering; provided, that (i) such managing underwriter or underwriters shall be reasonably acceptable to the Issuer and the Majority Participating Investors and (ii) the Issuer shall have the right to select at least one (1) of the joint bookrunning managers. Promptly upon receipt of any request for an Underwritten Offering (that is not a Block Trade) pursuant to this Section 2.02(d) (but in no event more than five (5) Business Days thereafter), the Issuer shall deliver a written notice (a “Takedown Notice”) of any such request to all other Investors named as selling security holders in the Shelf Registration Statement (which notice shall state that the material terms of such proposed Underwritten Offering, to the extent known, as well as the identity of the Required Investors making such request, are available upon request), and subject to Section 2.02(c) and the last sentence of this Section 2.02(d), any Investor from whom the Issuer has received written requests for inclusion therein within ten (10) Business Days after the date that the Takedown Notice has been delivered shall be eligible to participate in such Underwritten Offering. All requests made pursuant to this Section 2.02(d) shall specify the aggregate amount of Registrable Securities that the requesting Investor seeks to offer and sell in such Underwritten Offering. Notwithstanding the foregoing, in no event shall the Issuer be required to effect more than one (1) Underwritten Offering (regardless of whether such Underwritten Offering is requested pursuant to this Section 2.02(d), pursuant to Section 2.02(e) or pursuant to Section 2.01(g)) in any ninety (90)-day period. The provisions of Section 2.01(h) shall apply to any Underwritten Offering pursuant to this Section 2.02(d).

(e) Block Trades. If the Required Investors wish to engage in a Block Trade, such Required Investors (to the extent such Required Investors are named as selling security holders in the Shelf Registration Statement) shall notify the Issuer of the Block Trade, including the day on which such Block Trade is to commence, no later than 10:00 a.m. New York City time on the day such Block Trade is to commence. The Issuer shall as expeditiously as possible use its reasonable best efforts (including co-operating with the Investors with respect to the provision of necessary information) to facilitate such Block Trade (which may close as early as two (2) Business Days after the date it commences), provided, that the Required Investors requesting such Block Trade shall use reasonable best efforts to work with the Issuer and the underwriters prior to making such request in order to facilitate preparation of the Prospectus and other offering documentation related to the Block Trade. Notwithstanding anything to the contrary set forth herein, the Issuer shall not be obligated to notify the other Investors of any Block Trade.

SECTION 2.03. Limitations on Registration. Notwithstanding anything else in this Agreement, the Issuer shall not be required to file more than one (1) Registration Statement pursuant to Section 2.01 and Section 2.02 in any ninety- (90) day period.

SECTION 2.04. Piggyback Registration.

(a) Participation in a Shelf Registration. If the Issuer at any time proposes to file a Shelf Registration Statement under the Securities Act with respect to any offering of its equity securities for its own account or for the account of any other Persons (other than (i) a Registration under Section 2.01 or Section 2.02, (ii) a Registration on Form S-4 or S-8 or any successor form to such Forms or (iii) a Registration of securities solely relating to an offering and sale to employees or directors of the Issuer pursuant to any employee stock plan or other employee benefit plan arrangement) (an “Issuer Public Sale”), then, as soon as practicable (but in no event less than five (5) Business Days prior to the proposed date of public filing of such Shelf Registration Statement), the Issuer shall give written notice of such proposed filing to the Investors (which may be in the form of the Shelf Notice), and such notice shall offer the Investors the opportunity to Register under such Shelf Registration Statement such number of Registrable Securities as each such Investor may request in writing (a “Piggyback Registration”). Subject to Section 2.04(c), the Issuer shall include in such Shelf Registration Statement all such Registrable Securities that are requested to be included therein within five (5) Business Days after the receipt by such Investors of any such notice; provided, that if at any time after giving written notice of its intention to Register any securities and prior to the effective date of the Shelf Registration Statement filed in connection with such Registration, the Issuer shall determine for any reason not to Register or to delay Registration of such securities, the Issuer shall give written notice of such determination to each Investor and, thereupon, (i) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Investors to request that such Registration be effected as a Demand Registration under Section 2.01, and (ii) in the case of a determination to delay Registering, in the absence of a request for a Demand Registration, shall be permitted to delay Registering any Registrable Securities, for the same period as the delay in Registering such other securities. If any offering pursuant to such Shelf Registration Statement is to be an Underwritten Offering, then only a Piggyback Eligible Investor shall be entitled to participate in such Underwritten Offering on the terms and subject to the conditions set forth in this Agreement upon making a request for a Piggyback Registration pursuant to this Section 2.04(a), and the Issuer shall make such arrangements with the managing underwriter or underwriters so that each such Piggyback Eligible Investor may participate in such Underwritten Offering. If the offering pursuant to such Registration Statement is to be on any other basis, then each Investor making a request for a Piggyback Registration pursuant to this Section 2.04(a) and the Issuer shall make such arrangements so that each such Investor may participate in such offering on such basis.

(b) Participation in a Non-Shelf Registration. If the Issuer at any time proposes to file a Registration Statement under the Securities Act that is not a Shelf Registration Statement with respect to any Issuer Public Sale, then, as soon as practicable (but in no event less than five (5) Business Days prior to the proposed date of public filing of such Registration Statement), the Issuer shall give written notice of such proposed filing to the Piggyback Eligible Investors (which notice shall state that the material terms of such proposed Issuer Public Sale, to the extent known, are available upon request), and such notice shall offer the Piggyback Eligible Investors the opportunity to make a Piggyback Registration. Subject to Section 2.04(c), the Issuer shall include in such Registration Statement all such Registrable Securities that are requested to be included therein within five (5) Business Days after the receipt by such Piggyback Eligible Investors of any such notice; provided, that if at any time after giving written notice of its intention to Register any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, the Issuer shall determine for any reason not to Register or to delay Registration of such securities, the Issuer shall give written notice of such determination to each Piggyback Eligible Investor and, thereupon, (i) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Investors to request that such Registration be effected as a Demand Registration under Section 2.01, and (ii) in the case of a determination to delay Registering, in the absence of a request for a Demand Registration, shall be permitted to delay Registering any Registrable Securities, for the same period as the delay in Registering such other securities. If the offering pursuant to such Registration Statement is to be an Underwritten Offering, then each Piggyback Eligible Investor making a request for a Piggyback Registration pursuant to this Section 2.04(b) and the Issuer shall make such arrangements with the managing underwriter or underwriters so that each such Piggyback Eligible Investor may participate in such Underwritten Offering. If the offering pursuant to such Registration Statement is to be on any other basis, then each Piggyback Eligible Investor making a request for a Piggyback Registration pursuant to this Section 2.04(b) and the Issuer shall make such arrangements so that each such Piggyback Eligible Investor may participate in such offering on such basis.

(c) Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of Registrable Securities included in a Piggyback Registration informs the Issuer and the Piggyback Eligible Investors of Registrable Securities in writing that, in its or their opinion, the number of securities which such Piggyback Eligible Investors and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, 100% of the securities proposed to be sold in such Registration by the Issuer or (subject to Section 2.08) any Person (other than an Investor) exercising a contractual right to demand Registration, as the case may be, and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, with such number to be allocated pro rata among the Piggyback Eligible Investors that have requested to participate in such Registration based on the relative number of Registrable Securities then held by each such Piggyback Eligible Investor; provided, that any securities thereby allocated to a Piggyback Eligible Investor that exceed such Piggyback Eligible Investor’s request shall be reallocated among the remaining requesting Piggyback Eligible Investors in like manner and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration, any other securities eligible for inclusion in such Registration.

(d) Withdrawal. Any Investor shall have the right to withdraw all or part of its request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Issuer of its request to withdraw; provided, that (i) such request must be made in writing prior to the effectiveness of such Registration Statement and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, an Investor shall no longer have any right to include Registrable Securities in the Piggyback Registration as to which such withdrawal was made.

(e) No Effect on Demand Registrations. No Registration of Registrable Securities effected pursuant to a request under this Section 2.04 shall be deemed to have been effected pursuant to Section 2.01 or Section 2.02 or shall relieve the Issuer of its obligations under Section 2.01 or Section 2.02.

(f) Underwritten Offering. In any Issuer Public Sale that constitutes an Underwritten Offering, the Issuer shall have the sole and exclusive right to select the managing underwriter or underwriters to administer such offering.

SECTION 2.05. Lock-Up Periods.

(a) Lock-Up Periods for Investors. In the event of an Issuer Public Sale of the Issuer’s equity securities in an Underwritten Offering, the Participating Investors in such Issuer Public Sale pursuant to Section 2.04 acknowledge that such participation may only be permitted if such Investor agrees, if requested by the managing underwriter or underwriters in such Underwritten Offering, not to effect any public sale or distribution of any Registrable Securities (except, in each case, as part of the Issuer Public Sale pursuant to Section 2.04) that are the same as or similar to those being Registered in connection with such Issuer Public Sale, or any securities convertible into or exchangeable or exercisable for Registrable Securities (including, for the avoidance of doubt, Series A Shares) (collectively, “Lock-Up Securities”), during the period beginning two (2) days before and ending ninety (90) days (or such lesser period as may be permitted for all Investors by the Issuer or such managing underwriter or underwriters) after the effective date of the Registration Statement filed in connection with such Registration (or, in the case of an offering under a Shelf Registration Statement, the date of the applicable prospectus supplement in connection therewith) to the extent timely notified in writing by the Issuer or the managing underwriter or underwriters.

(b) Lock-Up Period for the Issuer and Others. In the case of a Registration of Registrable Securities pursuant to Section 2.01 or Section 2.02 in an Underwritten Offering, the Issuer agrees, if requested by the Investors or the managing underwriter or underwriters with respect to such Registration, not to effect any public sale or distribution of any Lock-Up Securities, during the period beginning two (2) days before and ending ninety (90) days (or such lesser period as may be permitted for the Issuer by the Investors or such managing underwriter or underwriters) after the effective date of the Registration Statement filed in connection with such Registration (or, in the case of an offering under a Shelf Registration Statement, the date of the applicable prospectus supplement in connection therewith), to the extent timely notified in writing by the Investors or the managing underwriter or underwriters. Notwithstanding the foregoing, the Issuer may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to Registrations on Form S-4 or S-8 or any successor form to such Forms or as part of any Registration of securities for offering and sale to employees or directors of the Issuer pursuant to any employee stock plan, employee stock purchase plan or other employee benefit plan arrangement. The Issuer agrees to use its reasonable best efforts to obtain from each Investor who is known by the Issuer to be the Beneficial Owner of no less than five percent (5.0%) of, at the relevant time, the issued and outstanding Common Shares, after giving effect to the conversion of the Series A Preferred Stock, an agreement not to effect any public sale or distribution of such securities during any such period referred to in this Section 2.05(b), except as part of any such Registration, if permitted. Without limiting the foregoing (but subject to Section 2.08), if after the date hereof the Issuer grants any Person (other than an Investor) any rights to demand or participate in a Registration, the Issuer agrees that such Person’s participation in an Underwritten Offering of Registrable Securities pursuant to Section 2.01 or Section 2.02 shall be made conditional on such Person’s agreement to comply with any lock-up period required by this Section 2.05(b) as if it were an Investor hereunder.

SECTION 2.06. Registration Procedures.

(a) In connection with the Issuer’s Registration obligations under Section 2.01, Section 2.02 and Section 2.04, the Issuer shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Issuer shall:

(i) prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing a Registration Statement, Prospectus or any Issuer Free Writing Prospectus, or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and to Participating Investors, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and such Investors and their respective counsel and (y) except in the case of a Registration under Section 2.04, not file any Registration Statement, Prospectus or any Issuer Free Writing Prospectus or amendments or supplements thereto to which the Investors or the underwriters, if any, shall reasonably object;

(ii) as soon as reasonably practicable (but in no event later than the time period required under Section 2.01(a)(ii) or Section 2.02(a), as applicable) file with the SEC a Registration Statement relating to the Registrable Securities, including all exhibits and financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective under the Securities Act as soon as practicable;

(iii) prepare and file with the SEC such pre- and post-effective amendments to such Registration Statement, supplements or amendments to the Prospectus or any Issuer Free Writing Prospectus as may be (x) reasonably requested by a Participating Investor or (y) necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(iv) notify the Participating Investors and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Issuer (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus, any amendment or supplement to such Prospectus (except for any amendment as a result of the filing of a periodic report, current report or any other document required to be filed by the Issuer under the Exchange Act and which is incorporated by reference into such Registration Statement), any Issuer Free Writing Prospectus or any amendment or supplement to such Issuer Free Writing Prospectus has been filed, (b) of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement, such Prospectus, such Issuer Free Writing Prospectus or for additional information, (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Issuer in any applicable underwriting agreement cease to be true and correct in all material respects, and (e) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v) promptly notify the Participating Investors and the managing underwriter or underwriters, if any, when the Issuer becomes aware of the happening of any event as a result of which the applicable Registration Statement, Prospectus (as then in effect) or any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus, any preliminary Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus or Issuer Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the Participating Investors and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement, Prospectus or Issuer Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

(vi) use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus or any Issuer Free Writing Prospectus;

(vii) promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment such information as the managing underwriter or underwriters and the Investors agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(viii) furnish to each Participating Investor and each underwriter, if any, without charge, as many conformed copies as such Investor or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference), except that the Issuer shall not be required to provide documents that are available through the SEC’s Electronic Data Gathering Analysis and Retrieval System;

(ix) deliver to each Participating Investor and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto, each Issuer Free Writing Prospectus and such other documents as such Investor or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Investor or underwriter, it being understood that the Issuer consents, subject to the other provisions of this Agreement, to the use of such Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto by such Investor and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto or Issuer Free Writing Prospectus;

(x) on or prior to the date on which the applicable Registration Statement becomes effective, use its reasonable best efforts to Register or qualify, and cooperate with the Participating Investors, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any Participating Investor or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such Registration or qualification in effect for such period as required by Section 2.01(d) or Section 2.02(b), whichever is applicable; provided, that the Issuer shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xi) cooperate with the Participating Investors and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters; provided, that the Issuer may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;

(xii) use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(xiii) make such representations and warranties to the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings;

(xiv) enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the Investors or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

(xv) in the case of an Underwritten Offering, obtain for delivery to the underwriter or underwriters, with copies to the Participating Investors, an opinion or opinions from counsel for the Issuer dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such underwriters, as the case may be, and their respective counsel;

(xvi) in the case of an Underwritten Offering, obtain for delivery to the underwriter or underwriters, with copies to the Participating Investors, a comfort letter from the Issuer’s independent certified public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and the date of closing under the underwriting agreement;

(xvii) cooperate with each Participating Investor and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xviii) make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder (including, at the option of the Issuer, Rule 158);

(xix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xx) cause all Registrable Securities covered by the applicable Registration Statement to be listed on the national securities exchange on which the relevant class or classes of Registrable Securities are then listed (if any);

(xxi) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the Participating Investors, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by the Investors or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Issuer, and cause all of its officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Issuer and to supply all information reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility; provided, that any such Person gaining access to information regarding the Issuer pursuant to this Section 2.06(a)(xxi) shall agree to hold in strict confidence and shall not make any disclosure or use any information regarding the Issuer that it determines in good faith to be confidential, and of which determination such Person is notified, unless (w) the release of such information is requested or required by deposition, interrogatory, requests for information or documents by a governmental entity, subpoena or similar process, (x) such information is or becomes publicly known other than through a breach of this or any other agreement of which such Person has knowledge, (y) such information is or becomes available to such Person on a non-confidential basis from a source other than the Issuer or (z) such information is independently developed by such Person; and

(xxii) in the case of an Underwritten Offering, cause the senior executive officers of the Issuer to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any such Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto; provided, that the Issuer shall not be obligated to cause its senior executive officers to participate in more than two (2) “road shows” (other than “net road shows”) in any twelve (12) month period or if such participation is reasonably expected to interfere with the business operations of the Issuer;

(xxiii) take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(xxiv) take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any Registration covered by Section 2.01, Section 2.02 or Section 2.04 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(xxv) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

(b) lf the Issuer files any Shelf Registration Statement, the Issuer agrees that it shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Investors) in order to ensure that the Investors may be added to such Shelf Registration Statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment; provided, however, that this Section 2.06(b) shall apply only to the extent that the Issuer is eligible to rely on Rule 430B under the Securities Act with respect to selling security holder disclosures.

(c) The Issuer may require each Participating Investor to furnish to the Issuer such information regarding the distribution of such securities and such other information relating to such Investor and its ownership of Registrable Securities as the Issuer may from time to time reasonably request in writing and the Issuer may exclude from such Registration the Registrable Securities of any Participating Investor who fails to furnish such information within five (5) Business Days after receiving such request. For the avoidance of doubt, it shall, in all cases, be reasonable for the Issuer to request from each Participating Investor such information as the Issuer may reasonably determine is required to be disclosed in any Registration Statement or, in the case of an Underwritten Offering, as any underwriter may require to satisfy any know-your-customer, anti-money-laundering or similar policies, procedures or regulations. Each Participating Investor agrees to furnish such information to the Issuer and to cooperate with the Issuer as reasonably necessary to enable the Issuer to comply with the provisions of this Agreement.

(d) Each Participating Investor agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 2.06(a)(v), such Investor will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Investor’s receipt of the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus, as the case may be, contemplated by Section 2.06(a)(v), or until such Investor is advised in writing by the Issuer that the use of the Prospectus or Issuer Free Writing Prospectus, as the case may be, may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus or such Issuer Free Writing Prospectus or any amendments or supplements thereto and if so directed by the Issuer, such Investor shall deliver to the Issuer (at the Issuer’s expense) all copies, other than permanent file copies then in such Investor’s possession, of the Prospectus or any Issuer Free Writing Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Issuer shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus or any Issuer Free Writing Prospectus contemplated by Section 2.06(a)(v) or is advised in writing by the Issuer that the use of the Prospectus may be resumed.

(e) If any Registration Statement or comparable statement under the “Blue Sky” laws refers to any Investor by name or otherwise as the Investor of any securities of the Issuer, then such Investor shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Investor and the Issuer, to the effect that the holding by such Investor of such securities is not to be construed as a recommendation by such Investor of the investment quality of the Issuer’s securities covered thereby and that such holding does not imply that such Investor will assist in meeting any future financial requirements of the Issuer, or (ii) in the event that such reference to such Investor by name or otherwise is not in the judgment of the Issuer, as advised by counsel, required by the Securities Act or any similar federal statute or any “Blue Sky” or securities law then in force, the deletion of the reference to such Investor.

SECTION 2.07. Underwritten Offerings.

(a) Demand and Shelf Registrations. If requested by the underwriters for any Underwritten Offering requested by the Investors pursuant to a Registration under Section 2.01 or Section 2.02, the Issuer shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Issuer, the Participating Investors and the underwriters, and to contain such representations and warranties by the Issuer and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 2.10. The Participating Investors shall cooperate with the Issuer in the negotiation of such underwriting agreement and shall give consideration to the reasonable suggestions of the Issuer regarding the form thereof. Such Investors shall not be required to make any representations or warranties to or agreements with the Issuer or the underwriters other than representations, warranties or agreements regarding such Investors, such Investor’s title to, and power and authority to transfer, the Registrable Securities, such Investor’s intended method of distribution, such matters pertaining to such Investor’s compliance with securities laws as reasonably may be requested and any other representations required to be made by such Investor under applicable law, and the aggregate amount of the liability of such Investor shall not exceed such Investor’s net proceeds from such Underwritten Offering.

(b) Piggyback Registrations. If the Issuer proposes to Register any of its securities under the Securities Act as contemplated by Section 2.04 and such securities are to be distributed in an Underwritten Offering through one or more underwriters, the Issuer shall, if requested by any Piggyback Eligible Investor pursuant to Section 2.04 and subject to the provisions of Section 2.04(c), use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration all the Registrable Securities to be offered and sold by such Piggyback Eligible Investor among the securities of the Issuer to be distributed by such underwriters in such Registration. Any such Piggyback Eligible Investor shall not be required to make any representations or warranties to, or agreements with the Issuer or the underwriters other than representations, warranties or agreements regarding such Piggyback Eligible Investor, such Piggyback Eligible Investor’s title to, and power and authority to transfer, the Registrable Securities, such Piggyback Eligible Investor’s intended method of distribution, such matters pertaining to such Piggyback Eligible Investor’s compliance with securities laws as reasonably may be requested and any other representations required to be made by such Piggyback Eligible Investor under applicable law, and the aggregate amount of the liability of such Piggyback Eligible Investor shall not exceed such Piggyback Eligible Investor’s net proceeds from such Underwritten Offering.

(c) Participation in Underwritten Registrations. Subject to provisions of Section 2.07(a) and Section 2.07(b) above, no Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

(d) Price and Underwriting Discounts. In the case of an Underwritten Offering under Section 2.01 or Section 2.02, the price, underwriting discount and other financial terms for the Registrable Securities shall be determined by the Majority Participating Investors. In addition, in the case of any Underwritten Offering under Section 2.01, Section 2.02 or Section 2.04, each of the Investors may, subject to any limitations on withdrawal contained in Section 2.01, Section 2.02 or Section 2.04, withdraw all or part of their request to participate in such Registration after being advised of such price, discount and other terms and shall not be required to enter into any agreements or documentation that would require otherwise.

SECTION 2.08. No Inconsistent Agreements; Additional Rights. The Issuer shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Investors under this Agreement. Without the prior written consent of the Investors Beneficially Owning a majority of the voting power of the outstanding Registrable Securities, none of the Issuer or any of its subsidiaries shall enter into any agreement granting registration or similar rights to any Person that more favorable than the rights granted to the Investors hereunder.

SECTION 2.09. Registration Expenses.

(a) Except as expressly provided herein, all of the Issuer’s expenses incident to the Issuer’s performance of or compliance with this Agreement shall be paid by the Issuer, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities, if any, in a form eligible for deposit with The Depository Trust Company and of printing prospectuses and Issuer Free Writing Prospectuses), (iv) all fees and disbursements of counsel for the Issuer and of all independent certified public accountants of the Issuer, (v) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vi) any reasonable fees and disbursements of underwriters customarily paid by issuers of securities, (vii) all fees and expenses of any special experts or other Persons retained by the Issuer in connection with any Registration, (viii) all of the Issuer’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), (ix) all reasonable and documented fees and disbursements of one legal counsel selected by the Demanding Investor, in the case of a Demand Registration or an Underwritten Offering related thereto, or by the Majority Participating Investors in the case of a Shelf Registration Statement or an Underwritten Offering related thereto, provided that such fees and disbursements shall not exceed two hundred thousand U.S. dollars ($200,000), and (x) all expenses of the Issuer related to the “road-show” for any Underwritten Offering, including all travel, meals and lodging. All such expenses are referred to herein as “Registration Expenses.”

(b) Except as explicitly set forth in Section 2.09(a), the Investors shall bear their own expenses incurred with respect to any transaction pursuant to this Agreement. For the avoidance of doubt, the Issuer shall not be required to pay underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.

SECTION 2.10. Indemnification.

(a) Indemnification by the Issuer. The Issuer agrees to indemnify and hold harmless, to the full extent permitted by law, each Investor, each member, limited or general partner thereof, each member, limited or general partner of each such member, limited or general partner, each of their respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) insofar as such Losses arise out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or any other disclosure document produced by or on behalf of the Issuer or any of its subsidiaries including reports and other documents filed under the Exchange Act or any Issuer Free Writing Prospectus or amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus, or any Issuer Free Writing Prospectus in light of the circumstances under which they were made) not misleading or (iii) any violation by the Issuer of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Issuer and relating to action or inaction required of the Issuer in connection with any Registration pursuant to this Agreement; provided, that the Issuer shall not be liable to any particular indemnified party (A) to the extent that any such Loss arises out of or is based upon a material misstatement or omission or an alleged material misstatement or omission made in any such Registration Statement or other document in reliance upon and in conformity with written information furnished to the Issuer by such indemnified party expressly for use in the preparation thereof or (B) to the extent that any such Loss arises out of or is based upon a material misstatement or omission or an alleged material misstatement or omission in a preliminary Prospectus relating to Registrable Securities, if a Prospectus (as then amended or supplemented) that would have cured the defect was furnished to the indemnified party from whom the Person asserting the claim giving rise to such Loss purchased Registrable Securities prior to the written confirmation of the sale of the Registrable Securities to such Person and a copy of such Prospectus (as amended and supplemented) was not sent or given by or on behalf of such indemnified party to such Person at or prior to the written confirmation of the sale of the Registrable Securities to such Person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Investor or any indemnified party and shall survive the transfer of such securities by such Investor. The Issuer shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the indemnified parties.

(b) Indemnification by the Participating Investors. Each Participating Investor agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Issuer, its directors and officers, employees, agents and each Person who controls the Issuer (within the meaning of the Securities Act or the Exchange Act) from and against any Losses insofar as such Losses arise out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein or any other disclosure document produced by or on behalf of the Issuer or any of its subsidiaries including reports and other documents filed under the Exchange Act or any Issuer Free Writing Prospectus or amendment thereof or supplement thereto), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus, or any Issuer Free Writing Prospectus in light of the circumstances under which they were made) not misleading, in each case, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Issuer specifically for inclusion in such Registration Statement and has not been corrected in a subsequent writing prior to or concurrently with the confirmation of the sale of the Registrable Securities to the Person asserting the claim. In no event shall the liability of such Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor under the sale of Registrable Securities giving rise to such indemnification obligation less any amounts paid by such Investor pursuant to Section 2.10(d). The Issuer shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above (with appropriate modification).

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure and (ii) the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, assume the defense thereof, with counsel reasonably satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party under Section 2.09(a) and Section 2.09(b), as applicable, for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by the indemnified party, in connection with the defense thereof other than reasonable costs of investigation. It is understood that the indemnifying party shall not, in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties except to the extent that local counsel or counsel with specialized expertise (in addition to any regular counsel) is required to effectively defend against any such action or proceeding. No indemnifying party shall, without the written consent of the indemnified party (such consent not to be unreasonably withheld, conditioned or delayed), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) Contribution. If for any reason the indemnification provided for in Section 2.09(a) and Section 2.09(b) is unavailable to an indemnified party (other than as a result of exceptions contained in Section 2.09(a) and Section 2.09(b)) or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Issuer, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.10(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.10(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Section 2.10(a) and Section 2.10(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.10(d), in connection with any Registration Statement filed by the Issuer, a Participating Investor shall not be required to contribute any amount in excess of the dollar amount of the net proceeds received by such Investor under the sale of Registrable Securities giving rise to such contribution obligation less any amounts paid by such Investor pursuant to Section 2.10(b). The remedies provided for in this Section 2.10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

SECTION 2.11. Rules 144 and 144A and Regulation S. The Issuer shall use its reasonable best efforts to file in a timely fashion the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, or, if the Issuer is not required to file such reports, the Issuer shall make publicly available such necessary information for so long as necessary to permit sales pursuant to Rules 144, 144A or Regulation S under the Securities Act, and it will take such further action as the Investors may reasonably request, all to the extent required from time to time to enable the Investors, following the Plan Effective Date, to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon reasonable request of an Investor, the Issuer will deliver to such Investor a written statement as to whether it has complied with such requirements and, if not, the specifics thereof in reasonable detail.

SECTION 2.12. Opt-Out.

(a) Each Investor hereby (i) acknowledges that it is aware that the U.S. securities laws prohibit any Person who has MNPI about a company from purchasing or selling, directly or indirectly, securities of such company (including entering into hedge transactions involving such securities), or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities, and (ii) agrees that it will not use or permit any third party to use, and that it will use its reasonable best efforts to assure that none of its Representatives will use or permit any third party to use, any MNPI the Issuer provides in contravention of the U.S. securities laws.

(b) Each Investor shall have the right, at any time and from time to time (including after receiving information regarding any potential Registration or offering of Registrable Securities), to elect not to receive any notice that the Issuer or any other Investors otherwise are required to deliver pursuant to this Agreement by delivering to the Issuer a written statement signed by such Investor that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Issuer and other Investors shall not be required to, and shall not, deliver any notice or other information required to be provided to Investors hereunder. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. An Investor who previously has given the Issuer an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of an Investor to issue and revoke subsequent Opt-Out Requests; provided that each Investor shall use its reasonable best efforts to minimize the administrative burden on the Issuer arising in connection with any such Opt-Out Requests.

ARTICLE III

TRANSFER

SECTION 3.01. Transfer of Registration Rights. The Centerbridge Investors, the Oaktree Investors and the Additional Investors may assign all or a portion of their rights hereunder to (a) a Permitted Transferee or (b) any transferee of Registrable Securities constituting not less than one and one half percent (1.5%) of, at the relevant time, the issued and outstanding Common Shares, after giving effect to the conversion of the Series A Preferred Stock, effective upon the receipt by the Issuer of (x) written notice from the transferring Investor stating the name and address of the transferee and identifying the amount of Registrable Securities with respect to which rights under this Agreement are being transferred and (y) agreement by such transferee to be bound by the terms of this Agreement.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01. Effectiveness. This Agreement shall become effective and binding upon the Issuer, the Centerbridge Investors, the Oaktree Investors and the Additional Investors immediately following the Plan Effective Date by operation of the Plan. Notwithstanding the occurrence of the Plan Effective Date, this Agreement contemplates that any Eligible Accredited Investor may become a party to this Agreement upon execution and delivery to the Issuer of a counterpart signature to this Agreement (including completed notice information for such Eligible Accredited Investor, which must include an email address to be valid).

SECTION 4.02. Registrable Securities. In order to enable the Issuer to determine the number of Registrable Securities issued and outstanding or Beneficially Owned by any Investor or Investors at any given time, (i) each Investor shall provide the Issuer with information as to the number of Registrable Securities Beneficially Owned by such Investor promptly upon reasonable written request by the Issuer and (ii) as a condition to an Investor exercising rights hereunder, such Investor shall certify to the Issuer the number of Registrable Securities Beneficially Owned by such Investor when delivering any notice, request or other action by the Required Investors, Majority Participating Investors, Required Additional Investors or any other group of Investors meeting a Beneficial Ownership threshold under this Agreement.

SECTION 4.03. Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Issuer may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Investors, a Registration Statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided, that such previously filed Registration Statement may be amended or supplemented, as appropriate, to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders those Investors demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements by or at a specified time and the Issuer has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective Registration Statement as the relevant Registration Statement for such purposes in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement.

SECTION 4.04. Other Activities. Notwithstanding anything in this Agreement, none of the provisions of this Agreement shall in any way limit an Investor or any of its Affiliates from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business.

SECTION 4.05. Entire Agreement. This Agreement, together with the Series A Investor Rights Agreement and all of the Annexes and Schedules hereto and thereto, constitute the entire understanding and agreement between the parties as to the matters covered herein and therein and supersede and replace any prior understanding, agreement (including the Second Amended and Restated Plan Support Agreement, dated as of March 9, 2021 and the Replacement Equity Backstop Commitment Agreement, dated as of March 9, 2021) or statement of intent, in each case, written or oral, of any and every nature with respect thereto between the parties as to the matters covered herein and therein. In the event of any inconsistency between this Agreement and any document executed or delivered to effect the purposes of this Agreement, this Agreement shall govern as among the parties hereto.

SECTION 4.06. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be construed and enforced in accordance with, and the rights and duties of the parties shall be governed by, the law of the State of New York, without regard to principles of conflicts of laws.

(b) Each party agrees that it will bring any action or proceeding in respect of any claim arising out of this Agreement or the transactions contemplated hereby exclusively in the United States District Court located in the Borough of Manhattan in the City of New York or, if such court does not accept jurisdiction over the applicable action or proceeding, the state courts of the State of New York located in the Borough of Manhattan in the City of New York (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 4.11.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.06(c).

SECTION 4.07. Obligations; Remedies. The Issuer and the Investors shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement (including, without limitation, costs of enforcement) and to exercise all other rights existing in their favor. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the parties shall be entitled to specific performance of the terms of this Agreement without the necessity of proving the inadequacy of monetary damages as a remedy, including an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief. All remedies, either under this Agreement or by Law or otherwise afforded to any party, shall be cumulative and not alternative.

SECTION 4.08. Amendment and Waiver.

(a) The terms and provisions of this Agreement may be modified or amended at any time and from time to time only by the written consent of (i) the Issuer, (ii) the Centerbridge Investors, (iii) the Oaktree Investors and (iv) the Required Additional Investors; provided, that (a) any amendment that would have a disproportionate material adverse effect on an Investor relative to any other Investors shall require the written consent of that Investor and (b) this Section 4.08 may not be amended without the prior written consent of the Issuer and all of the Investors. If reasonably requested by the Investors, the Issuer agrees to execute and deliver any amendments to this Agreement which the Issuer in its reasonable discretion concludes are not adverse to Issuer or its public stockholders to the extent so requested by the Investors in connection with the addition of a Permitted Transferee or other transferee in accordance with Section 3.01 or a recipient of any newly-issued Shares as a party hereto; provided that such amendments are in compliance with the immediately preceding sentence. Any amendment, modification or waiver effected in accordance with the foregoing shall be effective and binding on the Issuer and all Investors.

(b) Any failure by any party at any time to enforce any of the provisions of this Agreement shall not be construed a waiver of such provision or any other provisions hereof.

SECTION 4.09. Binding Effect. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties’ successors and permitted assigns.

SECTION 4.10. Termination. This Agreement shall automatically terminate upon the later of (i) the expiration of the Shelf Period and (ii) such time as there are no Registrable Securities, except for the provisions of Section 2.10 and all of this Article IV, which shall survive any such termination. In the event of any termination of this Agreement as provided in this Section 4.10, this Agreement shall forthwith become wholly void and of no further force or effect (except for the provisions of Section 2.10 and this Article IV, which shall survive) and there shall be no liability on the part of any parties hereto or their respective Affiliates, except as provided in this Article IV. Notwithstanding the foregoing, no party hereto shall be relieved from liability for any willful breach of this Agreement.

SECTION 4.11. Notices. Any and all notices, designations, offers, acceptances or other communications provided for herein shall be deemed duly given (a) when delivered personally by hand, (b) when sent by facsimile or email or (c) one Business Day following the day sent by overnight courier:

if to the Issuer, to:

Garrett Motion Inc.

La Pièce 16

1180 Rolle, Switzerland

Attention: Jerome P. Maironi

Email: jerome.maironi@garrettmotion.com

with a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP

1 New Fetter Lane

London EC4A 1AN

United Kingdom

Attention: Evan S. Simpson

Email: simpsone@sullcrom.com

if to the Centerbridge Investors, to:

375 Park Avenue

11th Floor

New York, NY 10152

Attention: Susy Clark, Vivek Melwani

Email: sclark@centerbridge.com, vmelwani@centerbridge.com

with a copy (which shall not constitute notice) to:

Milbank LLP

55 Hudson Yards

New York, NY 10003

Attention: Dennis F. Dunne, Matthew Brod, and Andrew C. Harmeyer

Email: ddunne@milbank.com, MBrod@milbank.com, aharmeyer@milbank.com if to the Oaktree Investors, to:

333 S. Grand Avenue, 28th Floor

Los Angeles, CA 90071

Attention: Corporate Actions Team

Email: kvazales@oaktreecapital.com, stesoriere@oaktreecapital.com, pkaganas@oaktreecapital.com, rrosenfelt@oaktreecapital.com, jmikes@oaktreecapital.com with a copy (which shall not constitute notice) to:

Milbank LLP

55 Hudson Yards

New York, NY 10003

Attention: Dennis F. Dunne, Matthew Brod, and Andrew C. Harmeyer

Email: ddunne@milbank.com, MBrod@milbank.com, aharmeyer@milbank.com

If to any Additional Investor, to the relevant address on the Additional Investor Notice Schedule, with a copy (which shall not constitute notice) to:

Jones Day

250 Vesey Street

New York, NY 10281

Attention: Anna Kordas

Email: akordas@jonesday.com

Jones Day

555 S. Flower Street

50th Floor

Los Angeles, CA 90071

Attention: Bruce Bennett, Joshua M. Mester, and James O. Johnston

Email: bbennett@jonesday.com, jmester@jonesday.com, jjohnston@jonesday.com

If to any Accredited Investor Party or to any other Investor who becomes party to this Agreement after the date hereof, to the address on the counterpart signature page to this Agreement executed by such Investor (which must include an email address).

SECTION 4.12. Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

SECTION 4.13. Third-Party Beneficiaries. Except with respect to each Person entitled to indemnity or contribution under Section 2.10, this Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and successors, and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

SECTION 4.14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 4.14.

SECTION 4.15. Headings. The heading references herein and in the table of contents hereto are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

[REMAINDER INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

GARRETT MOTION INC.

By:	/s/ Jerome P. Maironi
	Name:	Jérôme Maironi
	Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to Registration Rights Agreement]

Centerbridge Special Credit Partners III-Flex, L.P.

By:	Centerbridge Special Credit Partners
General Partner III, L.P.
Its:	General Partner

By:	CSCP III Cayman GP, Ltd.
Its:	General Partner

By:	/s/ Vivek Melwani
Name:	Vivek Melwani
Title:	Senior Managing Director

Centerbridge Credit Partners Master, L.P.

By:
Its:

By:
Its:

By:	/s/ Vivek Melwani
Name:	Vivek Melwani
Title:	Senior Managing Director

[Signature Page to Registration Rights Agreement]

OCM Opps GTM Holdings, LLC

By:	Oaktree Fund GP, LLC
Its:	Manager

By;	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Kaj Vazales
	Name:	Kaj Vazales
	Title:	Authorized Signatory

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Authorized Signatory

Oaktree Value Opportunities Fund Holdings, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P.
Its:	General Partner

By:	Oaktree Value Opportunities Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Steven Tesoriere
	Name:	Steven Tesoriere
	Title:	Managing Director

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Senior Vice President

[Signature Page to Registration Rights Agreement]

Oaktree Phoenix Investment Fund, L.P.

By:	Oaktree Phoenix Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Phoenix Investment Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Steve Tesoriere
	Name:	Steve Tesoriere
	Title:	Managing Director

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Senior Vice President

Oaktree Opportunities Fund Xb Holdings (Delaware), L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Kaj Vazales
	Name:	Kaj Vazales
	Title:	Managing Director

By:	/s/ Ross Rosenfelt
	Name:	Ross Rosenfelt
	Title:	Managing Director

[Signature Page to Registration Rights Agreement]

ATTESTOR VALUE MASTER FUND LP
Acting by Attestor Limited

By:	/s/ Friedrich Andreae
Name: Friedrich Andreae
Title: Authorized Attorney

ATTESTOR VALUE MASTER FUND LP
Acting by Attestor Limited

By:	/s/ Christopher Guth
Name: Christopher Guth
Title: Authorized Attorney

Notice Address:

Name: c/o Attestor Limited

Address: 7 Seymour Street
London W1H 7JW

Email: friedrich.andreae@attestorcapital.com
Facsimile: n/a

with a copy to:

ops@attestorcapital.com
legal@attestorcapital.com

[Signature Page to Registration Rights Agreement]

BAUPOST GROUP SECURITIES, L.L.C.

By:	/s/ Joshua A. Greenhill
Name: Joshua A. Greenhill
Title: Partner

Notice Address:

Name: Baupost Group Securities, L.L.C.
Attn: Legal Dept.
Address: 10 St. James Ave., 17th Fl.
Boston, MA 02116

Email: legal@baupost.com; jag@baupost.com; settlements@baupost.com
Facsimile: 617-451-7331

with a copy to:

Jones Day
Attn: Joshua Mester
555 South Flower Street, Fiftieth Floor
Los Angeles, CA 90071
Email: jmester@jonesday.com

[Signature Page to Registration Rights Agreement]

CYRUS 1740 MASTER FUND, L.P.
By: Cyrus Capital Partners, L.P. as Investment Manager

/s/ Jennifer M. Pulick
Name: Jennifer M. Pulick
Title: Authorized Signatory

Notice Address:

Name: Cyrus 1740 Master Fund, L.P.

Address: c/o Cyrus Capital Partners, L.P.
65 East 55th Street, 35th Floor
New York, NY 10022
Email: ops@cyruscapital.com
Facsimile: 212-380-5915

with a copy to:

[Signature Page to Registration Rights Agreement]

CANARY SC MASTER FUND, L.P.
By: Cyrus Capital Partners, L.P. as Investment Manager

/s/ Jennifer M. Pulick
Name: Jennifer M. Pulick
Title: Authorized Signatory

Notice Address:

Name: Canary SC Master Fund, L.P.

Address: c/o Cyrus Capital Partners, L.P.
65 East 55[t]h Street, 35[t]h Floor
New York, NY 10022
Email: ops@cyruscapital.com
Facsimile: 212-380-5915

with a copy to:

[Signature Page to Registration Rights Agreement]

CRESCENT 1, L.P.
By: Cyrus Capital Partners, L.P. as Investment Manager

/s/ Jennifer M. Pulick
Name: Jennifer M. Pulick
Title: Authorized Signatory

Notice Address:

Name: Crescent 1, L.P.

Address: c/o Cyrus Capital Partners, L.P.
65 East 55th Street, 35th Floor
New York, NY 10022
Email: ops@cyruscapital.com
Facsimile: 212-380-5915

with a copy to:

[Signature Page to Registration Rights Agreement]

CRS MASTER FUND, L.P.
By: Cyrus Capital Partners, L.P. as Investment Manager

/s/ Jennifer M. Pulick
Name: Jennifer M. Pulick
Title: Authorized Signatory

Notice Address:

Name: CRS Master Fund, L.P.

Address: c/o Cyrus Capital Partners, L.P.
65 East 55th Street, 35th Floor
New York, NY 10022
Email: ops@cyruscapital.com
Facsimile: 212-380-5915

with a copy to:

[Signature Page to Registration Rights Agreement]

CYRUS OPPORTUNITIES MASTER FUND II, LTD.
By: Cyrus Capital Partners, L.P. as Investment Manager

/s/ Jennifer M. Pulick
Name: Jennifer M. Pulick
Title: Authorized Signatory

Notice Address:

Name: Cyrus Opportunities Master Fund II, Ltd.

Address: c/o Cyrus Capital Partners, L.P.
65 East 55th Street, 35th Floor
New York, NY 10022
Email: ops@cyruscapital.com
Facsimile: 212-380-5915

with a copy to:

[Signature Page to Registration Rights Agreement]

PC INVESTORS III LLC
By: Cyrus Capital Partners, L.P. as Investment Manager

/s/ Jennifer M. Pulick
Name: Jennifer M. Pulick
Title: Authorized Signatory

Notice Address:

Name: PC Investors III LLC

Address: c/o Cyrus Capital Partners, L.P.
65 East 55th Street, 35th Floor
New York, NY 10022
Email: ops@cyruscapital.com
Facsimile: 212-380-5915

with a copy to:

[Signature Page to Registration Rights Agreement]

PETERSON CAPITAL INVESTORS LLC
By: Cyrus Capital Partners, L.P. as Investment Manager

/s/ Jennifer M. Pulick
Name: Jennifer M. Pulick
Title: Authorized Signatory

Notice Address:

Name: Peterson Capital Investors LLC

Address: c/o Cyrus Capital Partners, L.P.
65 East 55th Street, 35th Floor
New York, NY 10022
Email: ops@cyruscapital.com
Facsimile: 212-380-5915

with a copy to:

[Signature Page to Registration Rights Agreement]

CYRUS SELECT OPPORTUNITIES MASTER FUND II L.P.
By: Cyrus Capital Partners, L.P. as Investment Manager

/s/ Jennifer M. Pulick
Name: Jennifer M. Pulick
Title: Authorized Signatory

Notice Address:

Name: Cyrus Select Opportunities Master Fund II L.P.

Address: c/o Cyrus Capital Partners, L.P.
65 East 55th Street, 35th Floor
New York, NY 10022
Email: ops@cyruscapital.com
Facsimile: 212-380-5915

with a copy to:

[Signature Page to Registration Rights Agreement]

CYRUS SELECT OPPORTUNITIES MASTER FUND, LTD.
By: Cyrus Capital Partners, L.P. as Investment Manager

/s/ Jennifer M. Pulick
Name: Jennifer M. Pulick
Title: Authorized Signatory

Notice Address:

Name: Cyrus Select Opportunities Master Fund, Ltd.

Address: c/o Cyrus Capital Partners, L.P.
65 East 55th Street, 35th Floor
New York, NY 10022
Email: ops@cyruscapital.com
Facsimile: 212-380-5915

with a copy to:

[Signature Page to Registration Rights Agreement]

FIN Capital Partners LP
By: Finn Management GP LLC, its
general partner

/s/ Brian Finn
Name:	Brian Finn
Title:	Manager

Notice Address:

Name: FIN Capital Partners LP

Address: 39 White Street, 3rd Floor
New York, NY 10013

Email: brian.finn@fincap.us
Facsimile:

with a copy to:

[Signature Page to Registration Rights Agreement]

Hawk Ridge Master Fund LP

/s/ David Bradley
Name:	David Bradley
Title:	COO/CFO/CCO of the GP of its Investment Manager

Notice Address:

Name: David Bradley

Address: 12121 Wilshire Blvd Ste 900
Los Angeles, CA 90025

Email: dbradley@hawkridgellc.com
Facsimile: 310-402-7727

with a copy to:

[Signature Page to Registration Rights Agreement]

KEYFRAME FUND I, L.P.
By: Keyframe Capital Partners, L.P. as Investment Manager

/s/ Jennifer M. Pulick
Name:	Jennifer M. Pulick
Title:	Authorized Signatory

Notice Address:

Name: Keyframe Fund I, L.P.

Address: c/o Keyframe Capital Partners, L.P.
65 East 55th Street, 35th Floor
New York, NY 10022
Email: ops@cyruscapital.com / jr@keyframecapital.com
Facsimile: 212-380-5915

with a copy to:

[Signature Page to Registration Rights Agreement]

KEYFRAME FUND II, L.P.
By: Keyframe Capital Partners, L.P. as Investment Manager

/s/ Jennifer M. Pulick
Name:	Jennifer M. Pulick
Title:	Authorized Signatory

Notice Address:

Name: Keyframe Fund II, L.P.

Address: c/o Keyframe Capital Partners, L.P.
65 East 55th Street, 35th Floor
New York, NY 10022
Email: ops@cyruscapital.com / jr@keyframecapital.com
Facsimile: 212-380-5915

with a copy to:

[Signature Page to Registration Rights Agreement]

KEYFRAME FUND III, L.P.
By: Keyframe Capital Partners, L.P. as Investment Manager

/s/ Jennifer M. Pulick
Name:	Jennifer M. Pulick
Title:	Authorized Signatory

Notice Address:

Name: Keyframe Fund III, L.P.

Address: c/o Keyframe Capital Partners, L.P.
65 East 55th Street, 35th Floor
New York, NY 10022
Email: ops@cyruscapital.com / jr@keyframecapital.com
Facsimile: 212-380-5915

with a copy to:

[Signature Page to Registration Rights Agreement]

KEYFRAME FUND IV, L.P.
By: Keyframe Capital Partners, L.P. as Investment Manager

/s/ Jennifer M. Pulick
Name:	Jennifer M. Pulick
Title:	Authorized Signatory

Notice Address:

Name: Keyframe Fund IV, L.P.

Address: c/o Keyframe Capital Partners, L.P.
65 East 55th Street, 35th Floor
New York, NY 10022
Email: ops@cyruscapital.com / jr@keyframecapital.com
Facsimile: 212-380-5915

with a copy to:

[Signature Page to Registration Rights Agreement]

Newtyn Management, LLC

/s/ Eugene Dozortsev
Name:	Eugene Dozortsev
Title:	Managing Member

Notice Address:

Name: Newtyn Management, LLC
Attn: Eugene Dozortsev
Address: 60 East 42nd Street, Suite 960
New York, NY 10165

Email: edozortsev@newtyn.com
Facsimile: 212-446-2461

with a copy to:

[Signature Page to Registration Rights Agreement]

Sessa Capital (Master), L.P.

/s/ Jae Hong
Name:	Jae Hong
Title:	President & COO

Notice Address:

Name: Jae Hong

Address: 888 Seventh Avenue 30th Floor
New York, NY 10019

Email: jae.hong@sessacapital.com
Facsimile: 646-561-3289

with a copy to:

Joshua Mester
555 South Flower Street, Fiftieth Floor
Los Angeles, CA 90071
jmester@jonesday.com
Fax 213-243-2539

[Signature Page to Registration Rights Agreement]

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.
By: Whitebox Advisors LLC its investment

/s/Luke Harris
Name:	Luke Harris
Title:	General Counsel – Corporate, Transactions & Litigation

Notice Address:

Name: Whitebox Advisors LLC
Attn: Andrew Thau / Scott Specken
Address: 3033 Excelsior Blvd., Suite 500,
Minneapolis, MN 55416

Email: AThau@whiteboxadvisors.com / SSpecken@whiteboxadvisors.com
Facsimile:N/A

with a copy to:

[Signature Page to Registration Rights Agreement]

SCHEDULE A

Additional Investor Notice Schedule

Investor	Address
Attestor Value Master Fund LP	c/o Attestor Limited 7 Seymour Street London W1H7JW Attn: Friedrich Andreae / Legal Email: legal@attestorcapital.com / ops@attestorcapital.com

Baupost Group Securities, L.L.C.	c/o The Baupost Group, L.L.C. 10 St. James Ave., Suite 1700 Boston, MA 02116 Email: legal@baupost.com; jag@baupost.com

Cyrus Capital Partners, L.P.	Cyrus Capital Partners, L.P. 65 East 55th Street, 35th Floor New York, New York 10022 Attn: Jennifer Pulick, General Counsel Email: jpulick@cyruscapital.com With a copy to ops@cyruscapital.com

FIN Capital Partners LP	FIN Capital Management LLC 39 White Street, 3rd Floor New York, NY 10013 Attn: Ryan Voerg Email: ryan.voerg@fincap.us

Hawk Ridge Capital Management LP	Hawk Ridge Capital Management LP 12121 Wilshire Blvd., Suite 900 Los Angeles, CA 90025 Attn: David Bradley Email: dbradley@hawkridgellc.com

Keyframe Capital Partners, L.P.	Keyframe Capital Partners, L.P. 65 East 55th Street, 35th Floor New York, New York 10022 Attn: John Rapaport Email: jr@keyframecapital.com With a copy to ops@cyruscapital.com

Newtyn Management, LLC	Newtyn Management, LLC 60 East 42nd Street, Suite 960 New York, NY 10165 Attn: Eugene Dozortsev Email: edozortsev@newtyn.com

Sessa Capital IM, L.P.	Sessa Capital 888 Seventh Avenue, 30th Floor New York, NY 10019 Attn: Jae Hong Email: jae.hong@sessacapital.com

Whitebox Multi-Strategy Partners, L.P.	Whitebox Advisors LLC 3033 Excelsior Boulevard, Suite 500 Minneapolis, MN 55416 Attn: Scott Specken / Andrew Thau Email: sspecken@whiteboxadvisors.com / AThau@whiteboxadvisors.com